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                                                                   EXHIBIT 10.15

                            [SCF PARTNERS LETTERHEAD]




November 24, 1997

Mr. Jay Trahan
[Address]

Dear Jay:

On behalf of HWC Energy Services, Inc. ("HWC" or "the Company") I am pleased to offer you the position of President and Chief Executive Officer of the Company.

The terms of the compensation plan for this position are outlined in Attachment 1 to this letter. As we discussed last Friday we have closed the acquisitions of both Hydraulic Well Control and Capstar Drilling and are working toward closing transactions with two Canadian drilling companies and Signa Engineering.

Please feel free to contact me with any questions regarding the above. We believe you will be able to make an exception contribution to this new company and hope that you will decide to accept our offer. Please indicate your acceptance of this position by signing and returning one copy of this letter to me.

Best regards,

/s/ ANDREW L. WAITE

Andrew L. Waite
Vice President



Accepted By:



                    /s/ JAY TRAHAN                                Nov. 25, 1997
                    --------------                                -------------
                      Jay Trahan                                      Date


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                                COMPENSATION PLAN
                                   JAY TRAHAN


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 TITLE OF POSITION:                                          o     President and Chief Executive Officer,
                                                                   "HWC Energy Services, Inc.".  ("HWC"
                                                                   or "the Company").

 SALARY:                                                     o     $200,000 per annum

 BONUS:                                                      o     50 percent of salary at Achievement of EV
                                                                   ("Expected Value = HWC 1998 Budget");
                                                             o     25 percent of salary at Entry (85 percent of
                                                                   EV);
                                                             o     100 percent of salary at Over Achievement (120
                                                                   percent of EV);
                                                             o     At employee's option, the bonus for the first
                                                                   year can be paid in HWC stock

 STOCK PURCHASE:                                             o     Initial purchase of 300 shares of HWC stock at
                                                                   a price of $1,000 per share or the cost of any
                                                                   subsequent HWC stock issued during the six month
                                                                   period.

 STOCK OPTIONS:                                              o     Options on 1,200 shares of HWC stock at $1,000
                                                                   per share.

 SEVERANCE:                                                  o     For cause, no compensation;
                                                             o     Without cause, salary in an amount equal to
                                                                   salary paid during the time with the Company up to
                                                                   a maximum of one year's salary with a bonus equal
                                                                   to 50 percent of the salary amount calculated
                                                                   above;
                                                             o     Due to sale of the Company or change of
                                                                   control with substantially less responsibility,
                                                                   salary in an amount equal to salary paid during
                                                                   time with the company up to a maximum of two
                                                                   years salary with a bonus equal to 50 percent of
                                                                   the salary amount calculated above.  Medical
                                                                   benefits to continue for a period equal to the
                                                                   time of service with the Company up to a maximum
                                                                   of two years.

 STARTING DATE:                                              o     Target starting date of January 1, 1998 but in
                                                                   no event later than February 1, 1998.
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